Dyax Corp. has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks [*****] denote such omission.

CONFIDENTIAL DOCUMENT
Exhibit 10.4

MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT
CONTRACT NUMBER: CCF7BA98-A366
This Master Development and Manufacturing Services Agreement, together with any Work Orders attached hereto (collectively, this "Agreement"), is made and entered into as of June, 11, 2014 (the "Effective Date") by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany ("Rentschler") and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA ("Dyax"). Rentschler and Dyax are referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, Rentschler provides a full range of bioprocessing services to the biopharmaceutical industry, including process and analytical development and validation, and Phase III clinical and commercial manufacturing services.

WHEREAS, Dyax desires Rentschler to perform Services (as hereinafter defined) in accordance with the terms of this Agreement related to process and analytical development and validation and the production of cGMP material suitable for Phase III clinical trials and for supply to commercial markets that meets FDA and EMA acceptance criteria, and Rentschler desires to perform such services.

NOW, THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Definitions. Unless the context requires otherwise, words and phrases defined in any other part of this Agreement shall bear the same meanings in this Article 1, references to the singular number include the plural and vice versa, references to Work Orders are references to work orders to this Agreement, and references to Sections are references to sections of this Agreement. In the event of a conflict between a term in any executed Work Order or any supplemental or additional term agreed to in writing from time to time between the Parties and this Agreement, this Agreement will prevail, unless expressly stated otherwise. As such, the following terms (whether or not underscored) when used in this Agreement, shall, except where the context otherwise requires, have the following meanings.
1.1    "Affiliate" means any company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control with the relevant Party to this Agreement. "Control" means the ownership of at least fifty per cent (50%) of the equity of the entity or the legal power to direct the general management and policies of the entity.

1.2    "Agreement" means this Agreement, together with any fully executed Work Orders attached hereto.

1.3     "Background Intellectual Property" means any Intellectual Property owned by or in the possession of a Party (and to which that Party has the necessary rights): (i) as of the date of this Agreement; or (ii) thereafter either (a) acquired independently of this Agreement, or (b) developed independently of this

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
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Agreement by any employee of that Party without reference to any of the Confidential Information disclosed by the other Party; in each case, to the extent necessary to manufacture Drug Substance or Drug Product in accordance with this Agreement.
1.4    "Batch" means the total Drug Substance or Drug Product obtained in accordance with cGMP that is: (a) is expected to have uniform character and quality within specified limits, and (b) is produced according to a single manufacturing run during the same cycle of the Process.
1.6    "Batch Record" shall mean the entire documentation per Batch, including but not limited to the applicable Batch Production Records, laboratory control results and in process control results, Deviation Summary Report and the Certificate of Analysis, Certificate of Conformity, summary of Deviations.
1.7    "Batch Production Record" or "BPR" means a record of one or more manufacturing steps of a Batch (e.g. thawing, subcultivation, fermentation, capture, chromatography, aliquoting, packaging) according to the EU GMP Guidelines Part II, Section 6, Subsection 6.5 in German language, based on the MPR and made concurrently with the Manufacture.
1.8     "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in Boston, Massachusetts, USA or in Laupheim, Germany are authorized by law to remain closed.
1.9    "Cell Line" means the clonal cell line that has been designed and engineered to produce the corresponding recombinant protein product shown in Appendix A, particulars of which are set out in Work Orders
1.10    "Certificate of Analysis" or "COA" means a summary of testing results on samples of products or materials together with the evaluation for compliance to a stated Specification by a Qualified Person.
1.11    "Certificate of Conformity" or "COC" means a document issued by Rentschler attesting that a cGMP Product Batch has been manufactured in compliance with cGMP's and that Production Batch Records have been reviewed and approved by Rentschler QA Management.
1.12    "cGMP" or "Good Manufacturing Practices" means current good manufacturing practices as defined in the German Regulation for Manufacturing of Medicinal Products and Active Ingredients, General Biologics Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94//EC and ICH Guidance Q7A (Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients.
1.13    "cGMP Product" means Product which is required under Work Orders to be manufactured in accordance with cGMP.
1.14    "Commercially Reasonable Efforts" means, with respect to the activities under this Agreement, the efforts and resources used by a reputable biopharmaceutical contract development and manufacturing organization for drug substances and drug products of similar nature, complexity and developmental stage.
1.15    "Conforming Batch" means a Batch which both Dyax's and Rentschler's quality assurance groups have determined to have met the following requirements: (i) has been produced in accordance with cGMP;

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(ii) meets the Drug Substance or Drug Product Specification; (iii) adheres to all applicable laws; and (iv) which has been produced in accordance with the Manufacturing Description.

1.16    "Deliver", "Delivered" or "Delivery" has the meaning ascribed to it by Section 7.2.
1.17    "Delivery Date" means the date a Batch of Product is Delivered to Dyax.
1.18    "Disposition" means the process by which, in respect of each Batch, the quality assurance groups of both Rentschler and Dyax review all documentation related to cGMP manufacture of such Batch, according to the responsibilities agreed in the Quality Agreement, in order to determine if the Batch is deemed a Conforming or Non-Conforming Batch.

1.19    "Drug Master File" is a submission to the FDA that may be used to provide confidential information on products produced at Rentschler.
1.20    "Drug Product" or "DP" means the final finished dosage form of DX-2930 produced by the filling process from Drug Substance.
1.21    "Drug Product Specification" means the specification for Drug Product as defined in the Quality Agreement.
1.22    "Drug Substance" or "DS" means the bulk purified recombinant protein DX-2930 that is produced by cell culture and purification process from the WCB.
1.23    "Drug Substance Specification" means the specification for Drug Substance as defined in the Quality Agreement.
1.24    "Dyax Confidential Information" means any information that is supplied or made available by Dyax to Rentschler, whether disclosed directly or indirectly in writing, orally, electronically or by drawings or observation. "Dyax Confidential Information" includes, without limitation, Third Party information, business, technical or financial data concerning the WCB, Specifications, Master Batch Records, the Drug Substance or the Drug Product.
1.25    "Dyax Materials" means the materials supplied by Dyax to Rentschler and identified as such in Work Orders hereto.
1.26    "Facility" means Rentschler's development, manufacturing and warehouse facilities located at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany, or any other Rentschler facility as agreed to in writing by the Parties.
1.27    "Force Majeure" means any cause beyond the reasonable control of the Party in question which for the avoidance of doubt and without prejudice to the generality of the foregoing shall include governmental actions, war, riots, terrorism, civil commotion, fire, flood, epidemic, labour disputes (excluding labour disputes involving the work force or any part thereof of the Party in question), restraints or delays affecting shipping or carriers, inability or delay in obtaining supplies of adequate or suitable materials beyond the relevant Party's reasonable control, currency restrictions and illness of key staff but shall not include failure of the Drug Product to gain regulatory approval or withdrawal of that approval.

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1.28    "Intellectual Property" means all know-how, inventions, discoveries, devices, data, patents, designs, copyrights, or other industrial or intellectual property and all applications therefore.

1.29    "Manufacturing Description" or "MAN" means the Master Production instructions according to the EU GMP Guidelines Part II, Section 6, Subsection 6.4 for the USP, DSP or the Drug Product manufacturing process.

1.30     "Master Production Record" or "MPR" means a master production instruction of one manufacturing step (e.g. thawing, subcultivation, fermentation, capture, chromatography, aliquoting, aseptic filling, packaging according to the EU GMP guidelines Part II, Section 6, Subsection 6.4 in German language. An MPR is based on the MAN and serves as a template for the respective BPR.
1.31    "New Intellectual Property" means Intellectual Property arising during and as a direct result of Rentschler performing Services under this Agreement.
1.32    "Non-Conforming Batch" means a Batch which; after review of the Batch Record, is deemed by both Dyax's and Rentschler's quality assurance groups to not meet the requirements of a Conforming Batch.
1.33    "Price" means the price specified in Work Orders for the Services.
1.34    "Process" means the process for the development and production of the Drug Substance or Drug Product, including any improvements or modifications thereto from time to time.
1.35    "Product" means all or any part of the DX-2930 Batch (whether Drug Substance or Drug Product) manufactured (including any sample thereof), particulars of which are set out in Work Orders and includes all derivatives thereof.
1.36    "Product Specification File" means the reference file containing, or referring to files containing, all the information necessary to draft the detailed written instructions on processing, packaging, quality control testing, Batch release and shipping of an investigational or commercial medicinal product according to Annex 13 to the EU GMP Guideline.
1.37    "QA Management" means the organizational unit responsible for cGMP Product disposition.
1.38    "Quality Agreement" shall mean an agreement setting out: (i) the mutually agreed quality standards applicable for the manufacture of the Drug Substance and Drug Product in accordance with cGMP; and (ii) the roles and responsibilities of each Party's personnel in relation to quality assurance matters, in the form to be attached as Appendix D, and which will be executed by the Parties subsequent to the execution of this Agreement.
1.39    "Regulatory Authorities" means the U.S. Food and Drug Administration ("FDA") and the European Medicines Agency ("EMA") or any equivalent governmental regulatory body which the Parties agree in writing or any successor entity thereto.
1. 40    “Release” means Rentschler’s confirmation of the relevant production and control stage of the manufacture of a Batch according to Section 16, paragraph 4, clause 1 of the German Regulation for Manufacturing of Medicinal Products and Active Ingredients and Annex 16, Section 5.3 to the Guide to

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Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 2003/94//EC.
1.41    "Rentschler Factor" means failure by Rentschler to carry out Services as set forth in a fully executed Work Order, including but not limited to, development Services, manufacturing Drug Substance or Drug Product in accordance with Section 1.14, cGMP, the Manufacturing Description, Master Production Record, and/or supporting standard operating procedures.
1.42    "Rentschler Know-How" means all technical and other information and materials, ideas, concepts, methods, procedures, designs, documents, data, inventions, discoveries and works of authorship (in each case, whether or not patentable) known to Rentschler from time to time other than Dyax Confidential Information and information in the public domain.
1.43    "Services" means all or any part of the services that are the subject of this Agreement as described in Appendix A, the particulars of which will be set out in fully executed Work Orders.
1.44    "Specification" means a document containing a list of tests, references to analytical procedures, and appropriate acceptance criteria which are numerical limits, ranges, or other criteria for the tests described, establishing the set of criteria to which the Drug Substance and Drug Product should conform, as agreed upon between the Parties, and includes without limitation, Dyax Substance Specifications, Drug Product Specifications, and Product Specification Files.
1.45    "Terms of Payment" means the terms of payment specified in fully executed Work Orders.
1.46    "Third Party Laboratories" means any Third Party utilized by Rentschler, with Dyax' prior written approval, subcontracted to perform Services.
1.47    "Third Party" means any Party other than Dyax, Rentschler and their respective Affiliates.
1.48    "Work Order" means any such appendix to this Agreement specifying Services. Work Order(s) shall be attached to this Agreement and when approved in writing by both Parties, shall be deemed an integral part hereof. Work Order(s) may be updated and/or amended from time to time by mutual written agreement of the Parties.
1.49    "Working Cell Bank" or "WCB" means the clonal cell line that has been designed and engineered to produce DX-2930, and shall be supplied to Rentschler by Dyax.

2.    Scope of Services; Management; Work Orders; Performance
2.1     Services.

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2.1.1    A description of the overall scope of the Services which specifies the design, information desired, outcomes desired, estimated duration of the Services and other matters pertinent to completion of the Services is attached to this Agreement as Appendix A. Rentschler shall complete its obligations to perform the Services (including providing the [*****] necessary to successfully achieve the Services) as set forth in Appendix A and shall use Commercially Reasonable Efforts to successfully achieve the timelines set forth in the schedule as provided in Appendix B (the "Schedule"), as it may be amended from time to time in the Work Orders after the execution of this Agreement, which will be deemed to be a part of the Services and incorporated into the terms and conditions of this Agreement.
2.1.2    The core regulatory and/or technical support associated with maintaining the cGMP state of the facility, maintaining quality systems to insure cGMP compliance, completing any investigations resulting from manufacturing and quality activities shall be at [*****]. Work beyond the scope of Services as set out in Appendix A can be provided by Rentschler to Dyax as required, and is subject to mutual written agreement of the Parties. Additionally, Rentschler shall respond in a timely manner to all Dyax inquiries regarding the status of development and manufacturing activities under this Agreement, and shall use Commercially Reasonable Efforts to respond to most inquiries within [*****] Business Days.
2.1.3    When reasonably required by Rentschler, Dyax shall provide to Rentschler suitably skilled, educated and technical employees or representatives with knowledge of Dyax' materials and/or the Services for the purpose of facilitating and assisting the technology transfer to Rentschler to enable Rentschler to perform the Services hereunder. Dyax shall ensure that such employees or representatives will be subject to enforceable obligations of confidentiality preventing them from using any information of a confidential nature which they acquire during such visit; and obey the rules at Rentschler's facility in Erwin-Rentschler-Straße 21, 88471 Laupheim, Germany with regard to health and safety, and cGMP. Additionally, Dyax has the right to have two (2) representatives on-site at the Facility on a fulltime basis during all operational hours during the performance of Services. Such representatives will have access to all areas where Services are being performed and will coordinate with Rentschler in order to minimize the impact of their presence on Rentschler's operations, and will comply with Rentschler's policies and procedures. Rentschler shall provide suitable office space for such representatives with usual and customary support such as high speed internet service.
2.1.4    All Services performed by Rentschler hereunder shall be completed in accordance with all applicable laws and regulations.

2.2    Management.

2.2.1    Rentschler will appoint a Project Leader and Dyax will appoint a Program Manager as its principal point of contact. The Parties shall form a Joint Project Team ("JPT") comprised of representatives from the development, manufacturing, quality, and regulatory functions and the Program Managers from each of the Parties. The JPT shall determine the strategy for development, manufacturing, and regulatory matters relating to the Product at the Facility. The JPT will meet regularly to review progress and actively manage the performance of and changes to the Services, and provide technical guidance and make decisions as needed. In the event that the JPT is unable to reach a decision on any matter, the issue shall be referred to the Steering Committee as defined below in Section 2.2.2.

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2.2.2    The Parties shall form a Steering Committee which shall comprise a minimum of two (2) and an equal number of representatives ("Representatives") from each of Rentschler and Dyax, and each Party shall notify the other of its elected Representatives. Each Representative shall carry an equal vote and proxy votes may be granted by Representatives to their fellow Representative(s) if they are unable to attend meetings. The Steering Committee will take action by unanimous consent of its Representatives. Each Party shall be entitled to change their respective nominated Representatives at any time and shall promptly give written notice of the change to the other Party. The quorum for the Steering Committee shall be a minimum of two (2) Representatives from each Party. The Steering Committee shall meet in person or by telephone. The Steering Committee shall meet at such times as the Steering Committee determines reasonably necessary to monitor the progress of the Services and to resolve issues arising therefrom. If the Steering Committee is unable to resolve the matter, it shall be referred to the Chief Business Officer of Rentschler and the Chief Executive Officer of Dyax.

2.3     Work Orders.
2.3.1    Dyax and Rentschler shall complete and execute a Work Order before Services are provided. Each Work Order will include information relating to the specific Services and timelines agreed to by the Parties and the price for such Services. Such timelines and prices shall be consistent with this Agreement unless [*****]. Once signed by both Parties, a Work Order becomes a part of this Agreement, although the terms in a Work Order will govern only Services described in that Work Order. In the event of any inconsistency between this Agreement and any Work Order, this Agreement will prevail. No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both Parties.
2.3.2    Dyax considers performance of the Services in accordance with the Schedule in this Agreement and the Forecasting and Ordering Process defined in Article 3 critical. If Rentschler reasonably believes that it will fail to or has failed to complete the Services in a Work Order, in accordance with the Schedule, then Rentschler shall promptly notify Dyax in writing of any such default, but in any case within [*****] Business Days of learning of such default. If Dyax reasonably believes that Rentschler will fail or has failed to complete the Services in a Work order in accordance with the Schedule, then Dyax shall promptly notify Rentschler in writing of any such default, but in any case within [*****] Business Days of learning of such default.
2.3.3    If it is reasonably possible for Rentschler to cure such default by performing or re-performing, as applicable, the incomplete or non-conforming portions of the Services within [*****] calendar days of written notice of default, then Rentschler shall perform or re-perform, as applicable, the incomplete or non-conforming portions of the Services as soon as reasonably possible within such [*****] calendar day period, at [*****] if the default was caused by a Rentschler Factor, at [*****] if not, with the understanding that (i) it will use Commercially Reasonable Efforts to continue, initiate or re-initiate, as applicable, such incomplete or non-conforming portions in the next available space in its facilities, (ii) all Services requiring materials which are purchased by Rentschler are subject to correct and punctual supply of Rentschler’s respective suppliers, and (iii) Rentschler will use its best efforts to promptly procure all materials, components, and supplies required to initiate or re-initiate, as applicable, such incomplete or non-conforming portions.

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2.3.4    If it is not reasonably possible for Rentschler to initiate or re-initiate, as applicable, such incomplete or non-conforming portions within [*****] calendar days of written notice of default but it is reasonably possible for Rentschler to initiate or re-initiate, as applicable, such incomplete or non-conforming portions within [*****] calendar days of written notice of default, then (A) Rentschler shall perform or re-perform, as applicable, the incomplete or non-conforming portions of the Services as soon as reasonably possible within such [*****] calendar day period at Rentschler's cost if the default was caused by a Rentschler Factor, at Dyax’ cost if not, and (B) if the default was caused by a Rentschler Factor, the fees payable to Rentschler hereunder with respect to such incomplete or non-conforming portions shall be subject to adjustment as follows: (i) if initiation or re-initiation, as applicable, is commenced after [*****] calendar days, as applicable, the fees applicable to such incomplete or non-conforming portions will be reduced by [*****] percent ([*****]%); (ii) if initiation or re-initiation, as applicable, is commenced on or after [*****] calendar days but before [*****] calendar days, as applicable, the fees applicable to such incomplete or non-conforming portions will be reduced by [*****] percent ([*****]%); and (iii) if initiation or re-initiation, as applicable, is commenced on or after [*****] calendar days but before [*****] calendar days, as applicable, the fees applicable to such incomplete or non-conforming portions will be reduced by [*****] percent ([*****]%). If initiation or re-initiation of the incomplete or non-conforming portions of the Services cannot be commenced within [*****] calendar days or if the Parties cannot agree on a schedule for initiation or re-initiation, as applicable, Dyax may, at its option, terminate this Agreement immediately upon written notice to Rentschler.
2.4    Materials.
2.4.1    Rentschler shall be responsible for procuring all materials required to perform the Services except for the WCB and quality control reagents and standards which shall be supplied by Dyax. All Services requiring materials which are purchased by Rentschler are subject to correct and punctual supply of Rentschler's respective suppliers. Rentschler shall place orders for materials in accordance with the order lead times of the respective suppliers and when required, to allow sufficient time for sampling, testing, and Release by Rentschler of such materials to achieve on-time performance of the Services.
2.4.2    Rentschler and Dyax will develop safety stock policies for the Phase III clinical/formal stability batches and for the process validation and commercial batches.
2.4.3    Following completion of the [*****] Phase III clinical/formal stability batches Rentschler shall develop a bill of materials for a Drug Substance Batch and a Drug Product Batch, and the Parties will negotiate in good faith to approve the bill of materials. The bill of materials may be changed from time to time upon mutual agreement of the Parties.
2.4.4    Materials purchased by Rentschler and paid for by Dyax which are not used in the performance of the Services will be the property of Dyax.

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2.5    Specification. Specifications will be agreed to by the Parties in writing prior to the initiation of the cGMP Product manufacturing. Current versions on-file with the FDA for both Drug Substance and Drug Product are set forth provided in Appendix C attached hereto for information only. Notwithstanding the above, the Parties hereby confirm that Specifications may change over time and shall be effective only if reduced to writing and signed by the quality and/or regulatory representative of both Parties, which quality and/or regulatory representative shall be nominated from time to time by each Party. Any such amendments to Specifications must also reflect, in writing, any corresponding changes to the timing of the Services and any changes to the Pricing detailed in the applicable Work Order.
2.6    Facility Visits and Audits. Dyax's representatives may visit the Facility to observe the progress of, or to audit the Services ("Routine Visits"). Dyax may also have the Facility audited and inspected by competent authorities as required by cGMP. Dyax shall request an appointment for such visits with Rentschler a minimum of [*****] calendar days before and the Parties will agree on the dates and the scope. Such audit, in excess of [*****] in duration by [*****] auditors per year, [*****], unless agreed otherwise by the Parties in writing. The Parties agree that audits and inspections by Regulatory Authorities can be agreed upon by the Parties within a shorter timeframe. In addition to such Routine Visits, Dyax shall have the right to, and Rentschler will without undue delay allow for, audits caused by events which could put the quality of Dyax' Product at risk ("For-Cause Audits"). Rentschler will have the right to audit any sites or laboratories used by Dyax (except for Dyax's contract manufacturers) or any Third Party analytical subcontractor engaged by Dyax in connection with any materials provided by or on behalf of Dyax to Rentschler as part of the Services.

3.    Manufacture and Supply; Forecasting and Ordering

3.1    Production of Drug Substance and Drug Product. Dyax may order and purchase from Rentschler and Rentschler shall manufacture and Deliver to Dyax quantities of cGMP Drug Substance and cGMP Drug Product from time to time in accordance with the terms and conditions set out in this Agreement. Drug Product will be produced from Batches manufactured by Rentschler in the cGMP Facility under this Agreement.
3.2    Drug Substance Ordering Process.
3.2.1    In the [*****] month of each calendar [*****] Dyax will provide Rentschler a non-binding cGMP Drug Substance demand forecast ("Drug Substance Forecast") for the next [*****], beginning with the current [*****]. The Drug Substance Forecast shall specify the product code(s), bioreactor size(s), and the number of Batches Delivered in each [*****]. The Drug Substance Forecast is prepared for information only and it shall not be a requirement that actual orders or manufacturing periods correspond with such forecast.

3.2.2    Within [*****] Business Days of receipt of this forecast Rentschler will notify Dyax if the Drug Substance Forecast is accepted or rejected. If it is rejected, the Parties will negotiate in good faith to prepare a mutually acceptable Drug Substance Forecast. Both Parties recognize the cost benefits of combining individual Batches into one set of consecutive Batches each calendar year and agree to do so

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whenever possible. The Drug Substance Forecast is prepared for information only and it shall not be a requirement that actual orders or manufacturing periods correspond with such forecast.

3.2.3    Dyax may [*****] per calendar [*****] place a Work Order for cGMP Drug Substance specifying the product code(s), the bioreactor size(s) and the Delivery Date(s) for the Batch(es). The Delivery Date shall be a minimum of [*****] calendar days later than the date the Work Order is placed. Within [*****] Business Days following receipt of such Work Order from Dyax, and provided that the Work Order is consistent with the most recently accepted Drug Substance Forecast, Rentschler will notify Dyax in writing that it has accepted the Work Order and provide to Dyax a production schedule ("Drug Substance Production Schedule"), including the WCB thaw date(s) and the Delivery Date(s), for the Batch(es). If Rentschler does not notify Dyax in writing that Rentschler has accepted or rejected the Work Order within [*****] Business Days, the Work Order shall be deemed accepted. If the Work Order is not consistent with the most recently accepted Drug Substance Forecast, the Parties shall negotiate in good faith to prepare a mutually acceptable Drug Substance Production Schedule.

3.2.4 Within [*****] Business Days following receipt of the Drug Substance Production Schedule from Rentschler, Dyax shall communicate in writing to Rentschler that the Drug Substance Production Schedule is acceptable and the Work Order becomes binding to both Parties. Alternatively, Dyax shall communicate in writing to Rentschler that the Drug Substance Production Schedule is not acceptable, and the Parties shall negotiate in good faith to prepare a mutually acceptable Drug Production Schedule.

3.3    Drug Product Ordering Process.

3.3.1    In the first [*****] of each calendar [*****] Dyax shall provide Rentschler a non-binding cGMP Drug Product demand forecast ("Drug Product Forecast") for the next [*****], beginning with the current [*****]. The Drug Product Forecast shall specify the product code(s), the Batch size(s), and the number of Batches in each [*****]. The Drug Product Forecast is prepared to facilitate long-range production planning and it shall not be a requirement that orders or manufacturing periods correspond with such forecast.

3.3.2    Within [*****] Business Days of receipt of the Drug Product Forecast, Rentschler shall notify Dyax if it is accepted or rejected. If the Drug Product Forecast is not accepted the Parties shall negotiate in good faith to prepare a mutually acceptable Drug Product Forecast.

3.3.3    Dyax may [*****] per calendar [*****] place a Work Order for cGMP Drug Product specifying the product code(s), the Batch size(s) and the Delivery Date(s) for the Batch(es). The Delivery Date(s) shall be a minimum of [*****] calendar days later than the date the Work Order was placed. Within [*****] Business Days following receipt of such Work Order from Dyax, and provided that the Work Order is consistent with the most recently accepted Drug Product Forecast, Rentschler will accept the Work Order and provide the production schedule, including the Drug Substance thaw date(s) and Delivery Date(s), for the Batch(es). If Rentschler does not notify Dyax in writing that Rentschler has accepted the Work Order within [*****] Business Days, the Work Order shall be deemed accepted. If the Work Order is not consistent with the most recently accepted Drug Product Forecast, the Parties shall negotiate in good faith to prepare a mutually acceptable production schedule.

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3.3.4    Within [*****] Business Days following receipt of the Drug Product Production Schedule from Rentschler, Dyax shall communicate in writing to Rentschler that the Drug Product Production Schedule is acceptable and the Work Order becomes binding to both Parties. Alternatively, Dyax shall communicate in writing to Rentschler that the Drug Product Production Schedule is not acceptable, and the Parties shall negotiate in good faith to prepare a mutually acceptable Drug Production Schedule.

3.4    Cancellation of Binding Work Orders.

3.4.1    If Dyax notifies Rentschler in writing that it is cancelling a binding Drug Substance Work Order, it shall pay Rentschler a fee ("Exit Fee") is as follows:

Cancellation period prior to the Delivery Date	Exit Fee (percentage of total fees for the DS Work Order)
More than [*****] months	No exit fee
[*****]– [*****] months	25%
[*****] –[*****]months	50%
[*****] – [*****]months	75%
[*****] months and less	100%

3.4.2    If Dyax cancels a binding Drug Product Work Order, the exit fee is as follows:

Cancellation period prior to the Delivery Date	Exit fee (percentage of total fees for the DS Work Order)
More than [*****] weeks	No exit fee
[*****] – [*****]weeks	30%
[*****] – [*****]weeks	60%
[*****] – [*****]weeks	90%
[*****] weeks and less	100%

3.4.3    Notwithstanding Section 3.4.1 and 3.4.2, Rentschler shall use Commercially Reasonable Efforts to mitigate any damages incurred as a result of the cancellation of a binding Work Order. If Rentschler incurs no damage or less damage as a result of the cancellation of the binding Drug Substance or Drug Product Work Order, there will be no or accordingly less exit fee. This applies in particular, if Rentschler can use the respective scheduled production time for another order.

4.    Quality and Regulatory Matters

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4.1    Quality Assurance and Quality Control. In addition to compliance with this Agreement, each Party shall fulfil its responsibilities as set out in the Quality Agreement. Subject always to the provisions of the Quality Agreement, Rentschler will not make any modification to the Manufacturing Description (as validated), any other Specification, raw materials, components, or testing without the written consent of Dyax.

4.2    New Products in the Facility. Rentschler recognizes that the addition of new products into its multi-product facilities could have an impact on the regulatory status of Drug Substance and Drug Product. Rentschler has developed and adheres to the Position Statement “Product Separation of High Potent Drug Products and Active Pharmaceutical Ingredients” (the "Position Statement" as attached in Appendix D). If Rentschler makes any changes to the Position Statement, it will provide written notification to Dyax within [*****] calendar days. After the earlier of the first Pre-Approval Inspection by any Regulatory Agency for the Product is completed, or the first Marketing Application is submitted, Rentschler will provide to Dyax as a part of the PQR the number of products introduced that year and their substance category as defined in Appendix D. This annual notification will occur within [*****] days of the anniversary date of the marketing authorization approval.

4.3    Changes Mandated by Regulatory Authority.

4.3.1    If Facility, equipment, process or system changes, including without limitation a change to the Product Specification File, are required of Rentschler as a result of a change in the regulatory requirements of a Regulatory Authority, and such regulatory changes apply solely and specifically to the production and supply of Drug Substance and/or Drug Product, then Dyax and Rentschler will review such requirements and agree in writing to such regulatory changes, and Dyax shall bear 100% of the reasonable costs thereof. If such changes are initiated by the introduction of another product in the facility, than these costs shall be the sole responsibility of Rentschler.

4.3.2    Notwithstanding anything in Section 4.3.1, if such regulatory changes as described in Section 4.3.1 apply generally to Drug Substance and/or Drug Product as well as to other products produced by Rentschler for itself or for Third Parties, then Rentschler shall bear the cost of those changes.

4.3.3    If Dyax requests Rentschler to comply with GMP as regulated under jurisdictions other than FDA and EMA, Dyax will provide Rentschler with information required to comply with such GMP rules and the Parties will mutually agree if and how the additional requirement can be met.

4.4    Disposition and Batch Record Review. Rentschler shall carry out Release or reject of each Batch of Drug Substance and Drug Product. On completion of Release of each Batch, and no later than [*****] Business Days following the performance of the final filtration and filling step, Rentschler shall provide the Batch Record for such Batch to Dyax for review. Within [*****] Business Days following delivery of the complete Batch Record to Dyax, Dyax shall confirm in writing Dyax accepts Rentschler's findings detailed in the Batch Record, or shall submit a complaint in accordance with the Quality Agreement in the form annexed thereto. Dyax shall be taken to have accepted such Batch on the earlier of actual notification by Dyax of its acceptance of Rentschler's findings in the Batch Record or in the absence of notice of rejection of such findings or the Batch within [*****] Business Days from such delivery of the Batch Record. Should

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an error or omission have occurred, Rentschler shall have [*****] Business Days to correct same, after which the [*****] Business Day period for Dyax to review shall restart.

4.5    Non-Conforming Batch of Drug Substance and/or Drug Product. The provisions below shall apply in the event that: (i) during Disposition of a Batch, it is ascertained that such Batch is a Non-Conforming Batch; or (ii) Dyax submits a complaint under the Quality Agreement in respect of a Batch within the period(s) set out in Section 4.4 above and Rentschler accepts that such Batch is a Non-Conforming Batch; or (iii) an independent expert appointed under the Quality Agreement determines that a Batch is a Non-Conforming Batch.

4.5.1    The Non-Conforming Batch shall not be Delivered to Dyax, unless Dyax requests it. If Dyax requests Delivery of the Non-Conforming Batch, Rentschler shall Deliver such Non-Conforming Batch in accordance with Section 7.

4.5.2    If the Non-Conforming Batch was manufactured [*****] of the process validation Batches and arose other than as a result of a Rentschler Factor, Dyax shall be obliged to make all payments associated with the manufacture and Disposition of such Batch. If the Non-Conforming Batch was not the result of a Rentschler Factor, and Dyax wishes to replace the Non-Conforming Batch, the Parties will negotiate in good faith to schedule a new Batch. If the Non-Conforming Batch was manufactured [*****] of the process validations Batches then Dyax shall not be obliged to make payments associated with the manufacture and Disposition of such Batch.

4.5.3    The following provisions shall apply if the Non-Conforming Batch was manufactured prior to completion of the process validation Batches and arose as a result of a Rentschler Factor or if the Non-Conforming Batch was manufactured after completion of the process validation Batches : (i) if Dyax wishes to take Delivery of the Non-Conforming Batch under Section 4.5.1, the Parties shall agree in writing to a reduction in the consideration payable in respect of such Batch; or (ii) if Dyax does not wish to take Delivery of the Non-Conforming Batch under Section 4.5.1, manufacture of a further Batch under Section 4.5.2 shall be undertaken at Rentschler's cost and expense and as soon as reasonably practicable and the provisions of Section 2.3.4 shall apply. In the case of a destruction of Drug Substance during the manufacture of a Non-Conforming Batch of Drug Product for which Dyax does not wish to take Delivery, Rentschler shall either manufacture an equal quantity of Drug Substance at Rentschler’s cost once more or shall provide a credit to Dyax equal to the value of the destroyed Drug Substance on the next Batch of Drug Substance manufactured. In this case the value of the destroyed Drug Substance will be calculated by multiplying the Drug Substance Batch Fee times the grams of Drug Substance destroyed in the manufacture of the Non-Conforming Batch of Drug Product divided by the total grams of Drug Substance in the next Batch.

4.5.4    In the event that Dyax claims that any Batch was a Non-Conforming Batch, subsequent to Disposition and such non-conformance could not have been reasonably discovered by Dyax during the Disposition period described in Section 3.4, then Dyax shall notify Rentschler in writing promptly after discovery of such latent defect and the Parties shall meet to discuss such matter. If the Parties are unable to agree, after consultation with senior management of both Parties, then the matter shall be referred to an independent expert in accordance with the Quality Agreement.

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4.6    Regulatory Assistance. Dyax shall have the right and responsibility for determining regulatory strategy, decisions and actions relating to the Drug Substance and Drug Product, provided that Rentschler shall have the right and responsibility for determining regulatory strategy, decisions and actions to the extent relating to (i) the Facility; (ii) Rentschler's quality systems; (iii) any requirement imposed on Rentschler by a Regulatory Authority or (iv) any other commitments made by Rentschler to other customers (each an "Rentschler Regulatory Responsibility"). Dyax shall therefore consult with Rentschler in relation to the Chemistry, Manufacturing and Controls (CMC) section of any submissions to Regulatory Authorities before submission to such Regulatory Authorities and Dyax shall not make any change to its regulatory filings, which may have an impact on any Rentschler Regulatory Responsibility without prior agreement with Rentschler.

5.    Intellectual Property

5.1    Background Intellectual Property. Nothing in this Agreement shall affect the ownership by either Party of any Intellectual Property owned by or in the possession of that Party at the date of this Agreement or Intellectual Property developed independently of this Agreement by any employee of that Party without reference to any of the Confidential Information disclosed by the other Party.

5.2    Non-exclusive License under Background Intellectual Property. Each Party hereby grants to the other Party a non-exclusive, royalty free license to use that Party's Background Intellectual Property during the term of this Agreement solely for the purposes of performing or exercising its rights under this Agreement.

5.3    New Intellectual Property. Any New Intellectual Property shall belong to Dyax. Rentschler shall, and shall ensure that its employees shall, at Dyax's expense, perform all acts and execute all instruments necessary to vest in Dyax all rights, title and interest in the registrations together with all patents and patent applications or otherwise for such New Intellectual Property. All fees, costs and expenses connected with the filing, prosecution and maintenance of a patent or other protection [*****]. Dyax’s exercise of its option to own such invention is conditional on Dyax’ reimbursement of the employee invention compensation claims arising under the German Law on Employee Inventions (Arbeitnehmererfindungsgesetz).

5.4    Non-exclusive license under New Intellectual Property. Save for the Cell Line, Dyax hereby grants to Rentschler a royalty-free, non-exclusive, world-wide license under any such New Intellectual Property developed by Rentschler hereunder for any use other than for production of the Drug Substance or the Drug Product or of any recombinant protein that inhibits the activity of plasma kallikrein, and where such can be used without the use of any Dyax Confidential Information. Nothing contained in Section 5 shall prevent Rentschler from exercising the rights granted under this Section 5.4. Dyax also hereby grants to Rentschler a royalty-free license under the New Intellectual Property for production of the Drug Substance and Drug Product by Rentschler on behalf of Dyax under the terms of this Agreement.

6.    Representations, Warranties, Liability and Indemnity

6.1	General. Each Party warrants to the other that:

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6.1.1    it has the necessary right and authority to enter into this Agreement and that to the best of its knowledge as of the date of this Agreement it is the rightful owner or licensee of the Intellectual Property used hereunder;

6.1.2    to the best of its knowledge as of the date of this Agreement, Rentschler's use of Background Intellectual Property pursuant to this Agreement for the purposes set out in this Agreement will not infringe the Intellectual Property of a Third Party; and

6.1.3    each Party shall secure and maintain in full force and effect during the term of this Agreement policies of insurance providing coverage for (a) Employer's Liability and (b) Public and Products Liability having policy limits, deductibles and other terms appropriate to the conduct of that Party's business, provided that evidence of such insurance in the form of a broker's letter will be made available for examination upon request of the other Party.

6.2    Undertakings of Rentschler. Rentschler undertakes to Dyax that:
6.2.1    The Services will be performed in accordance with the terms of this Agreement.
6.2.2    It has such permits, licenses and authorizations as are necessary to own its respective properties conduct its business and perform its obligations hereunder.
6.2.3    It, or any of its employees, is not currently debarred, suspended, or otherwise excluded by the FDA or any other Regulatory Authority from conducting business and shall not knowingly use in connection with this Agreement or the services of any person debarred by the FDA.
6.2.4    It will use reasonable endeavors to keep the Cell Line, the Drug Substance, the Drug Product, the Dyax Materials, and the Dyax Confidential Information secure and safe from loss and damage in such manner as Rentschler stores its own material of similar nature.
6.2.5    It will not part with possession of the Cell Line, the Drug Substance, the Drug Product, the Dyax Materials, or the Dyax Confidential Information, except solely for the purpose of services at any Third Party Laboratories that may be required and only with Dyax's advance written permission.
6.2.6    It will not use the Cell Line, Dyax Materials, or the Dyax Confidential Information (or any part thereof) for any other purpose other than performance of Services under this Agreement.
6.2.7    All of the Services will be performed at the Facility unless prior written approval is obtained from Dyax, such approval not to be unreasonably withheld.
6.2.8    It will use only Third Party Laboratories bound to obligations of confidence and assignment rights substantially similar to those obligations of confidence and assignment rights imposed on Rentschler under this Agreement.
6.2.9    Unencumbered title to Drug Substance and/or Drug Product will be conveyed to Dyax upon Delivery.

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6.2.10    Rentschler has the necessary corporate authorizations to enter into this Agreement.
6.3    Undertakings of Dyax. Dyax undertakes to Rentschler that:
6.3.1     Dyax shall supply to Rentschler only the required number of vials of the WCB, and warrants that the master cell bank and the remainder of the WCB are stored safely in another place.
6.3.2    Dyax shall supply to Rentschler the Dyax Confidential Information, together with full details of any hazards relating to the Dyax Materials and their storage and use (if applicable). For the avoidance of doubt, the Dyax Materials and the Dyax Confidential Information supplied to Rentschler remain the property of Dyax.
6.3.2     Dyax hereby grants Rentschler the non-exclusive right to use the Dyax Materials, and the Dyax Confidential Information for the purpose of this Agreement.
6.3.3    Dyax has the necessary corporate authority to enter into this Agreement.
6.3.4    To Dyax's knowledge without independent investigation, as of the Effective Date of this Agreement, Dyax has the right to supply the Dyax Materials and the Dyax Confidential Information to Rentschler and the necessary rights to non-exclusively license or otherwise permit Rentschler to use the same for the purpose of the Services; and Dyax shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes.
6.4    Indemnification By Dyax. Dyax will defend, indemnify and hold harmless Rentschler, its Affiliates and their respective directors, officers, employees and agents (the "Rentschler Indemnified Parties") from and against all claims, demands, liabilities, damages, penalties, fines, costs and expenses, including reasonable attorneys' and expert fees and costs, and costs or amounts paid to settle (collectively, "Losses") arising from or occurring as a result of a third party's claim (including any third party product liability or infringement claim), action, suit, judgment or settlement to the extent such Losses are due to or based upon: (i) the manufacture of the Product by Dyax or its contract manufacturer; (ii) negligence, recklessness, bad faith, intentional wrongful acts or omissions or violations of applicable law or regulation by or of Dyax or its Affiliates or their respective directors, officers, employees or agents; or (iii) the breach by Dyax of the terms of, or the inaccuracy of any representation or warranty made by it in this Agreement; except, in each case, to the extent that such Losses arise out of, and are allocable to any cause set forth in Section 6.5(b)(i) or (ii).

6.5    Indemnification By Rentschler. Rentschler will defend, indemnify and hold harmless Dyax, its Affiliates and licensees and their respective directors, officers, employees and agents (the "Dyax Indemnified parties") from and against all Losses arising from or occurring as a result of a third party's claim (including any third party product liability or infringement claim), action, suit, judgment or settlement to the extent such Losses are due to or based upon: (i) the negligence, recklessness, bad faith, intentional wrongful acts or omissions or violations of applicable law or regulation by or of Rentschler or its Affiliates or their respective directors, officers, employees or agents; or (ii) the breach by Rentschler of the terms of, or the inaccuracy of any representation or warranty made by it in this Agreement; except, in each case, to the extent that such Losses arise out of, and are allocable to any cause set forth in Section 6.4(a)(i), (ii) or (iii).

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6.6    Claims for Indemnification.

6.6.1    A Person entitled to indemnification under Sections 6.4 or 6.5 (an "Indemnified Party") shall give prompt written notification to the party from whom indemnification is sought (the "Indemnifying Party") of the commencement of any action, suit or proceeding relating to a third party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a third party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a third party claim as provided in this Section 6.6 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice).

6.6.2    Within [*****] calendar days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense.

6.6.3    The party not controlling such defense may participate therein at its own expense; provided that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith; provided further that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one counsel in any one jurisdiction for all Indemnified parties.

6.6.4    The party controlling such defense shall keep the other party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other party with respect thereto.

6.6.5    The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party. For the avoidance of doubt, the Indemnifying Party is not obliged to act contrary to a judgment or to an official directive, even if not final and conclusive.

6.7    No Consequential or Punitive Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES; PROVIDED THAT NOTHING IN THIS SECTION 6.7 IS INTENDED TO LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIRD PARTY CLAIMS,OR (B) ANY CLAIMS WITH RESPECT TO A BREACH OF A PARTY'S OBLIGATIONS OF CONFIDENTIALITY IN ARTICLE 10.

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6.8    Intellectual Property Indemnity. Each Party ("the First Party") shall be liable for and indemnify the other ("the Second Party") against any liability, loss, claim, damage, proceedings and costs whatsoever arising out of any actual or suspected infringement of any Third Party Intellectual Property, including the requirement to pay a license fee to such Third Party for use of such Third Party Intellectual Property during the work under this Agreement (an "IP Infringement") as a result of the Second Party's use in its performance of the work under this Agreement of the Background Intellectual Property provided by the First Party, provided that the Second Party:     (a) gives notice to the First Party of any IP Infringement forthwith on becoming aware of the same and ceases to use the Background Intellectual Property which is the subject of the IP Infringement; (b) gives the First Party the sole conduct of the defense to any claim or action in respect of the IP Infringement and does not at any time admit liability or otherwise settle or compromise or attempt to settle or compromise the said claim or action except upon the express instructions of the First Party; and (c) acts in accordance with the reasonable instructions of the First Party and gives the First Party such assistance as it shall reasonably require in respect of the conduct of such defense. Notwithstanding the provisions of this Section, the First Party's liability to indemnify the Second Party shall cease in respect of continuing use by the Second Party of the Background Intellectual Property which is the subject of the IP Infringement following either: (a) notification by the First Party to the Second Party that the Background Intellectual Property provided by the First Party is actually or is believed by the First Party to be the subject of an IP Infringement; or (b) the Second Party becoming aware that the Background Intellectual Property provided by the First Party is the subject of an IP Infringement; except where the First Party agrees or insists that the Second Party shall continue to use the Intellectual Property of the First Party which is the subject of the IP Infringement. For the avoidance of doubt, the Second Party is not obliged to act contrary to a judgment or to an official directive, even if not final and conclusive.
6.9    Liability for Use of Drug Substance and Drug Product. Liability in respect of the use of the Drug Substance Delivered to Dyax and any Drug Product produced therefrom shall rest solely on Dyax and Dyax shall indemnify Rentschler against any liability, loss, damages, costs, legal costs, professional and other expenses whatsoever incurred or suffered by Rentschler arising out of or in respect of such use of the Drug Substance following its Delivery to Dyax and any Drug Product produced therefrom; provided however, that the forgoing shall not apply to any liability arising out of Rentschler's gross negligence or willful misconduct.

6.10    Liability for Use of the Process. Liability in respect of use or operation of the Process (or any part of the Process), by or on behalf of Dyax, other than by Rentschler under the terms of this Agreement and other than as a result of an infringement of Third Party Intellectual Property due to the incorporation of Rentschler's Background Intellectual Property for which Rentschler is obliged to indemnify Dyax under Section 6.8, shall rest solely on Dyax. Dyax shall indemnify Rentschler against any liability, loss, damages, costs, legal costs, professional and other expenses whatsoever incurred or suffered by Rentschler arising out of or in respect of use or operation of the Process by or on behalf of Dyax (other than by Rentschler under this Agreement).

6.11    Limitations.

6.11.1    Dyax's sole and exclusive remedy in relation to a Non-Conforming Batch shall be limited to those remedies set out in Section 2.3.4 and 4.5. Other than: (i) with regard to liability arising out of Article

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6; or (ii) in respect of Rentschler's gross negligence or willful misconduct which results in a failure to progress the work under this Agreement in a reasonably timely manner, Rentschler's total liability (whether for breach of contract, negligence, breach of statutory duty and/or other tort, or otherwise, including any associated legal costs) in connection with or as a result of the work carried out under this Agreement shall be limited to the price paid or payable for the Batch (in the case of a Drug Product Batch, including the price paid or payable for the Drug Substance in the Batch) in respect of which such liability arises plus all costs for Consumables, Subcontracted Work, associated with such Batch.

6.11.2    Neither Party shall be liable to the other for any indirect, consequential or special loss, loss of profits or damage howsoever arising.

6.12    Survival. The obligations of Rentschler and Dyax and under this Article 6 shall survive the termination or expiration of this Agreement, subject to the statutory periods of limitation of the Governing Law.

7.    Supply of Materials; Delivery; Transportation of Product
7.1    Supply of Materials by Dyax. If requested by Rentschler, Dyax will make all materials to be supplied by it and all required information available to Rentschler DDP Facility (Incoterms 2010). Dyax is responsible for the suitability of the materials and information for the Services. Upon Dyax' request Rentschler will liaise with and assist Dyax or Dyax' nominated transportation agent to arrange transportation of products in the name of Dyax from or to the production site. Dyax shall inform Rentschler´s incoming goods department ([*****]) and the project manager of any Delivery to be made at least three Business Days before any such Delivery to Rentschler is initiated.
7.2    Delivery. As long as the respective manufacture processes are not validated, Dyax’ claims for Delivery do not arise before the Release of the respective Batch. Conforming Batches may be Delivered to Dyax. All shipments will be Ex Works (EXW) (IncoTerms 2010) from the Facility, except that Rentschler will be responsible for packaging the Product as specified in the Batch Production Record, and Dyax shall bear all shipping and insurance charges as set out in the applicable Work Order, which means that (a) Product will be Delivered from the Facility to Dyax's carrier; and (b) risk and title to Product pass to Dyax upon Delivery to the carrier. The Drug Substance Delivery Date shall be no longer than [*****] weeks from the WCB thaw date and for the Drug Product Delivery Date shall be no longer than [*****] weeks from the Drug Substance thaw date, unless otherwise agreed by the Parties.
7.3    Packaging and Labeling. Unless otherwise agreed, Rentschler shall package and label Product for Delivery in accordance with its standard operating procedures and in accordance with required shipping conditions. It shall be the responsibility of Dyax to inform Rentschler in writing in advance of any special packaging and labeling requirements for Product. All additional costs and expenses of whatever nature incurred by Rentschler in complying with such special requirements must be agreed to in advance in writing and will be charged to Dyax in addition to the Price.
7.4    Acceptance of Delivery. Dyax shall diligently examine the Product as soon as practicable after receipt. Notice of all claims arising out of:

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7.4.1    Visible damage to or total or partial loss of Product in transit will be given in writing to Rentschler and the carrier within [*****] Business Days of receipt by Dyax; or
7.4.2    Non-Delivery will be given in writing to Rentschler and the carrier within [*****] calendar days after the receipt by Dyax of Rentschler's dispatch notice.
7.5    Damage Claims. Dyax shall make damaged Product and associated packaging materials available for inspection and shall comply with the reasonable requirements of any insurance policy covering the Product, for which notification has been given by Rentschler to Dyax. Rentschler shall offer Dyax all reasonable assistance in pursuing any claims arising out of the transportation of Product.

8.    Records. Records of Services shall be kept available for Dyax's review at the Facility where the Services were performed (or a Third Party facility on behalf of the Rentschler facility). Rentschler will retain batch, laboratory and other technical records ("Records") of Services for the longer of ten (10) years or for the minimum period required by applicable law and consistent with FDA regulations and guidance relating to the manufacture or testing of products intended to support an application for regulatory approval. To the extent that raw data from Services or descriptions of any of Rentschler's protocols, test methods, or SOPs are not included in the Dyax-approved protocol Work Order, or report pertaining to any particular Service and are required by a competent regulatory authority, Rentschler will upon written request by Dyax provide a copy of such raw data or relevant portions of such protocols, test methods, or SOPs to be used solely for purposes of such regulatory submission under the provisions of Confidentiality in accordance with Section 10. In the event Rentschler proposes to dispose of Records Rentschler shall provide Dyax written notice thereof. If within [*****] calendar days after such notice Dyax requests any Records, Rentschler shall provide to Dyax at Dyax's expense such Records rather than disposing thereof. Rentschler may, however, retain copies of any Records as are reasonably necessary for regulatory or insurance purposes, and to abide by the relevant commercial and tax law provisions, subject to Rentschler's obligation of confidentiality. Notwithstanding anything to the contrary in this Agreement, Rentschler shall not be required to destroy any computer files stored securely by Rentschler that are created during automatic system back-up.

9.    Price and Terms of Payment
9.1    Price. Dyax shall pay the Price in accordance with the relevant provisions detailed in the relevant mutually agreed upon Work Order. The price in the Work Orders shall be the same as the price in Appendix A of this Agreement, subject to the provisions of Section 9.2.3. Notwithstanding the foregoing, if one Party provides a justification for a Price change and the other Party approves the change, such approval shall not be unreasonably withheld, then the Price in the Work Order shall be the new mutually agreed Price. The Fees are exclusive of costs for materials provided by Rentschler and for external services. In respect of those costs, Rentschler has provided an estimate in the respective offer, but the final payment in respect of the same will depend on the real expense, subject to the quantity used or the scope of the external services and any changes in market price. Dyax will reimburse the costs for materials [*****] without handling fee; except that with respect to manufacture of process validation and commercial Batches, Dyax will not

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reimburse Rentschler for use of materials which are in excess of the quantities specified in the bill of materials or any agreed backup materials. Storage of Drug Substance manufactured by Rentschler for Dyax is inclusive for two months after Rentschler's Release.

9.2    Costs of Further Use and Liability for Administrative Procedures.
9.2.1    All costs concerning the further use or importation by Dyax of Drug Substance or Drug Product are to be borne by Dyax, including any administration fees connected with the marketing of the Drug Product, even if the respective administrative authority should charge Rentschler directly. Dyax will ensure that the respective amounts are received by Rentschler on Rentschler´s bank account at least [*****] Business Days before the fee becomes due. Dyax will inform Rentschler about any administrative requirement applicable to Rentschler of any country Dyax is marketing its Product as soon as possible.
9.2.2    If Rentschler's cooperation is required in any administrative procedures, especially in procedures of admission, customs or of importation, Dyax indemnifies Rentschler from any liability which may arise out of this cooperation. That applies, in particular, in cases, where Rentschler, on Dyax' request, makes statements or applications at or towards governmental authorities or where Rentschler participates in making those statements or applications.
9.2.3    Beginning on the first anniversary of the Effective Date, and on each succeeding anniversary of the Effective Date during the term of this Agreement, the then current price for a batch of cGMP Product shall be increased by [*****].
9.3    Payment. Payment will be made in accordance with relevant mutually agreed upon Work Orders. All payments shall be made free and clear of and without deduction or deferment in respect of any disputes or claims whatsoever an d/or as far as is legally possible in respect of any taxes imposed by or under the authority of any government or public authority. Payment must be made within [*****] calendar days of receipt by Dyax of a correct invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature. Payment shall be made in dollars by wire transfer to the bank account designated by Rentschler.
9.4    Taxes. Any payment under this Agreement is exclusive of any Value Added Tax (or other tax) that may apply and shall be paid gross, without deductions or set-offs, whether by way of withholding or other income taxes, and Dyax shall ensure that such sum is paid to Rentschler as shall, after deduction of such withholding or other income taxes, be equivalent to the consideration payable under this Agreement.
9.5    Payment Default. In the event of a default of payment on due date, interest shall accrue on any amount overdue at the annual rate of [*****]% above the prime rate of interest published from time to time in the Wall Street Journal, interest to accrue on a [*****] basis both before and after judgment
9.6    Invoice Terms.    The invoices will be issued according the payment plan in the Work Order. The payment plan for Services will be typically as follows: [*****] per cent ([*****]%) of the [*****] upon [*****] of Services as set forth in the corresponding Work Order, [*****] per cent ([*****]%) after the [*****] of the respective Services and [*****] per cent ([*****]%) after issuance of final documentation associated with the respective Services.

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10.    Confidentiality
10.1    Confidential Information. During the Term and for a period of ten (10) years after any termination or expiration thereof, each Party agrees to keep in confidence and not to disclose to any Third Party, or use for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement, any Confidential Information of the other Party. As used herein, "Confidential Information" shall mean all trade secrets or confidential or proprietary information designated as such in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed by the disclosing Party to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party by the disclosing Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information if (x) it would be apparent to a reasonable person, familiar with the disclosing Party's business and the industry in which it operates, that such information is of a confidential or proprietary nature, the maintenance of which is important to the disclosing Party, or if (y) the disclosing Party, within thirty (30) calendar days after such disclosure, Delivers to the receiving Party a written document or documents describing such information and referencing the place and date of such oral, visual or written disclosure and the names of the employees or officers of the receiving Party to whom such disclosure was made. The restrictions on the disclosure and use of Confidential Information set forth in the first sentence of this Section 10.1 shall not apply to any Confidential Information that: (i) was known by the receiving Party prior to disclosure by the disclosing Party hereunder (as evidenced by the receiving Party's written records); (ii) is or becomes part of the public domain through no fault of the receiving Party; (iii) is disclosed to the receiving Party by a Third Party having a legal right to make such a disclosure without violating any confidentiality or non-use obligation that such Third Party has to the disclosing Party; or (iv) is independently developed by the receiving Party (as evidenced by the receiving Party's written records).
Notwithstanding the obligations of confidentiality and non-use set forth above, a receiving Party may provide Confidential Information disclosed to it to (i) governmental or other Regulatory Authorities in order to obtain patents or to gain or maintain approval to conduct Clinical Studies or to otherwise Develop, Manufacture or Commercialize the Product in accordance with this Agreement; provided, that such disclosure shall be subject to the prior written consent of the Party whose Confidential Information is intended to be disclosed (which consent shall not be unreasonably withheld or delayed), and such Confidential Information shall be disclosed only to the extent reasonably necessary to obtain patents or authorizations in a manner consistent with the rights and obligations hereunder, (ii) the extent required by applicable law, including without limitation by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity, (iii) any bona fide actual or prospective underwriters, investors, lenders or other financing sources or bona fide actual or prospective collaborators, strategic partners or acquirers who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective underwriters, investors, lenders or other financing sources, collaborators, strategic partners or acquirers to determine their interest in underwriting or making an investment in, or otherwise providing financing to, collaborating or partnering with, or acquiring, the receiving Party. In addition, if either Party is required to disclose Confidential Information of the other Party by regulation, law or legal process, including without limitation by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity, such Party shall provide prior notice of such intended disclosure to such other Party if practicable under the circumstances and shall disclose

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only such Confidential Information of such other Party as is required to be disclosed. Dyax and Rentschler shall each cause all their respective employees, consultants, contractors and persons for whom it is responsible having access to Rentschler Confidential Information or Dyax Confidential Information to be subject to the same obligations of confidence as Dyax and Rentschler pursuant to this Section 10.1 and shall be bound by confidentiality agreements in support of such obligations.
10.4    Remedies. Without prejudice to any other rights and remedies that the Parties may have, the Parties agree that the confidential information is valuable and that damages may not be an adequate remedy for any breach of the provisions of Sections 10.1, 10.2, or 10.3. The Parties agree that the relevant Party will be entitled without proof of special damage to seek the remedies of an injunction and other equitable relief for any actual or threatened breach by the other Party.
10.7    Survival. The obligations of Rentschler and Dyax under this Section 10 shall survive the termination or expiration of this Agreement.
11.    Term and Termination
11.1    Term. This Agreement will expire on the later of (a) five (5) years from the Effective Date or (b) the completion of all Services under the last Work Order executed by the Parties prior to the fifth anniversary of the Effective Date. This Agreement may be extended by mutual agreement of the Parties or earlier terminated in accordance with Section 11.2. or 11.3. Upon request of extension of this Agreement by Dyax, Rentschler shall notify Dyax of its acceptance or rejection of such request for extension in writing no later than [*****] calendar days from the date of such request by Dyax.
11.2    Termination without Cause.
11.2.1    Dyax may, in its sole discretion terminate this Agreement or any Work Orders at any time for any reason or no reason by giving not less than [*****] calendar days notice in writing to Rentschler. In the event of termination pursuant to this Section 11.2.1, Dyax shall pay Rentschler for Services performed up to the date of termination and Rentschler shall provide to Dyax all completed deliverable for such Services. In addition, Dyax shall pay Rentschler the Exit Fee according to Section 3.4 as applicable, reimburse Rentschler for expenses incurred or irrevocably committed to Third Parties in accordance with this Agreement and the Price for any Batches that are in-progress.
11.2.2    Rentschler may in its sole discretion terminate this Agreement or any Work Order at any time for any reason or no reason by giving not less than [*****] months notice in writing to Dyax. During such notice period, Rentschler shall continue all work in progress and Rentschler shall provide to Dyax all completed and in progress deliverable for such Services and both Parties shall remain liable to each other for their respective obligations under this Agreement. In the event of termination pursuant to this Section 11.2.2 Dyax shall pay Rentschler for Services performed.

11.3    Termination for Cause. Rentschler and Dyax may each terminate this Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:
11.3.1    If the other commits a material breach of this Agreement which in the case of a breach capable of remedy is not remedied to the reasonable satisfaction of the non-breaching Party within [*****]

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calendar days of the receipt by the other of written notice identifying the breach and requiring its remedy; or
11.3.2    Any Party may terminate this Agreement at any time by giving notice in writing to the other Party, if the other Party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, otherwise loses legal control of its business or ceases to carry on its business.
11.4    Rights and Obligations upon Termination. Upon the termination of this Agreement for whatever reason:
11.4.1    Rentschler shall continue to operate as normal during the period following notice of termination and shall provide to Dyax all completed deliverables for such Services, and forecasting, ordering, manufacture and Delivery shall continue until the date of actual termination. Rentschler shall promptly return to Dyax all Dyax Confidential Information, and shall dispose of or provide to Dyax the Dyax Materials (and where supplied by Dyax), the WCB and any materials therefrom, as directed by Dyax upon termination;
11.4.2    Dyax shall promptly return to Rentschler or destroy all Rentschler Know-How and Rentschler Confidential Information it has received from Rentschler;
11.4.3    At Dyax's request on termination, Rentschler shall provide reasonable cooperation to assist Dyax with technical transfer of the Process to an alternative manufacturer, subject to payment of a reasonable fee to Rentschler in respect of such transfer activity; and
11.4.4 Rentschler and Dyax shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Section 11.4.
11.5    Survival. The following provisions shall survive termination: Sections 5.3 and 5.4, and Articles 6, 10, 11 and 13.
12.    Force Majeure. If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure such Party shall give written notice thereof to the other Party specifying the matters constituting Force Majeure together with such evidence as reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, the Party claiming Force Majeure shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. However, the affected Party shall promptly undertake commercially reasonable efforts necessary to cure such force majeure circumstances. Notwithstanding the foregoing, if the Party claiming Force Majeure estimates that the delay will exceed [*****] calendar days, or if the delay has, in fact, exceeded [*****] calendar days, the other Party may terminate this Agreement for cause as set forth in Section 9.3, including an additional [*****] calendar days notice to remedy the breach.
13.    Mediation, Arbitration, Governing Law, Jurisdiction, and Enforceability
13.1    Mediation. In the event of any dispute, controversy or claim arising out of or relating to this Agreement that the Steering Committee is unable to resolve, or the breach, termination or invalidity thereof, each Party shall by written notice to the other have the right to have such dispute referred to the executive

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management of Rentschler and Dyax for attempted resolution by good faith negotiations within [*****] calendar days after such notice is received. If resolved, the resolution shall be binding and final. If such executive management is unable to resolve such dispute within the [*****] calendar day period, and before arbitration is initiated, then the following shall apply:
13.1.1    If the dispute is predominantly concerned with a scientific or technical issue then the entire dispute shall be referred to an independent expert, appointed jointly by the Parties. If the Parties cannot agree on an independent expert, Section 13.2 shall apply. The decision of the independent expert shall be given in writing and in English and considered final and binding on the Parties except if there has been a manifest error on the face of the decision whereupon the Parties may revert to their respective remedies under Section 13.2.
13.1.2 If the dispute is predominantly concerned with an issue other than scientific or technical then the Parties shall participate in a mediation that will last no less than [*****] hours unless the dispute is resolved before such time. Notwithstanding the requirement for the Parties to submit to mediation for a minimum of [*****] hours, neither Party will be required to participate in mediation for longer than [*****] hours. Any mediation will take place a mutually agreeable venue, and will be officiated by a mutually agreeable mediator identified and engaged by the Parties, the cost and fees for whom shall be borne equally by the Parties. In the event the Parties' efforts to reach an amicable resolution through mediation or other informal means are unsuccessful, either Party may invoke the provisions of Section 13.2. Any settlement reached by the Parties under this Section shall not be binding until reduced to writing and signed by the above-specified management of Rentschler and Dyax. When reduced to writing, such agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled.
13.2    Arbitration. In the event of the failure to reach a resolution pursuant to Section 13.1, any dispute, controversy or claim arising out of or relating to this Agreement, including without limitation its formation, validity, binding effect, amendment, construction, interpretation, breach, termination, enforcement or rescission,, shall be submitted to and resolved exclusively by binding arbitration, in accordance with the provisions of this section, provided however that any party may also seek preliminary or temporary injunctive relief or provisional remedies in any court of competent jurisdiction. Binding arbitration shall be conducted in accordance with the Swiss Rules of International Arbitration of the Swiss Chambers of Commerce in force on the date when the Notice of Arbitration is submitted in accordance with these Rules.  Arbitration shall be held in the city of Zurich, Switzerland, before one (1) arbitrators selected pursuant to such arbitration rules who will have no personal or pecuniary interest, either directly or indirectly, from any business or family relationship with either of the parties.  The arbitration proceedings shall be conducted in English.  All decisions of the arbitrator will be final, binding, and conclusive on the parties.  The parties will equally share the costs of the arbitrator and the arbitration fee (if any).  Either party may seek confirmation of the arbitration award in any competent court.  The prevailing Party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.
13.3    Governing Law and Jurisdiction. This Agreement shall in be exclusively made under, governed by, and construed, performed and enforced in accordance with, the laws of Switzerland, without giving effect to the Switzerland’s conflicts of laws provisions that may direct the application of the laws of another jurisdiction.

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13.4    Waiver. No failure or delay on the part of either Rentschler or Dyax to exercise or enforce any rights conferred on it by this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.
13.5    Severability. The illegality or invalidity of any provision (or any part thereof) of this Agreement shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be. The Parties shall replace the illegal or invalid provision with a legal and valid provision that as closely as possible reflects the intent and economic effect of the illegal or invalid provision.
14.    Miscellaneous
14.1    Assignment. Neither Party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that either Party shall be entitled without the prior written consent of the other Party to assign, transfer, charge, sub-contract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an Affiliate or to any company with which such assigning Party may merge or to any company to which such assigning Party may transfer its assets and undertakings to which the Agreement relates. In this case the assigning Party remains jointly and severally liable for claims arising out of this Agreement.
14.2    Notices. All notices to be given as required in the Agreement shall be in writing and may be delivered personally, or mailed either by a reputable overnight carrier with required receipt signature or certified mail, postage prepaid to the Parties at the addresses set forth above or at such other address as either Party may provide by written notice to the other Party in accordance with the provisions of this Section 14.2. Such notice shall be effective: (i) on the date sent, if delivered personally or by facsimile (receipt of which is confirmed); (ii) the date after delivery if sent by overnight carrier; or (iii) on the date received if sent by certified mail.
(i)If to Dyax:
Dyax Corp
55 Network Drive
Burlington, MA 01803
Attn: General Counsel
(i)If to Rentschler:
Rentschler Biotechnologie GmbH
Erwin-Rentschler-Str. 21
D-88471 Laupheim
Attn:    Rechtsabteilung

14.3    Press Releases. The text of any press release or other communication to be published by or in the media concerning the subject matter of this Agreement shall require the prior written approval of Rentschler and Dyax.

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14.4    Entire Agreement. This Agreement, together with the Appendices and Work Orders attached hereto, embody the entire understanding of Rentschler and Dyax and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in this Agreement. The terms of this Agreement shall supersede all previous agreements (if any) which may exist or have existed between Rentschler and Dyax relating to the Services.
14.5    No Third Party Beneficiaries. The Parties to this Agreement do not intend that any terms hereof should be enforceable by any person who is not a Party to this Agreement.
14.6    Counterparts. This Agreement may be executed in two or more counterparts, and each such counterpart shall be deemed an original thereof.
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by its duly authorized representatives as of the Effective Date.
RENTSCHLER BIOTECHNOLOGIE GMBH        DYAX CORP.

By: /s/Klaus B. Schoeppe                By: /s/Christopher Perley

Name : Klaus B. Schoeppe                Name: Christopher Perley

Title: VP Project Management                Title: SVP Technical Operations

Date: 6/12/2014                        Date: 6/12/2014

RENTSCHLER BIOTECHNOLOGIE GMBH
By: /s/Christoph Winterhalter

Name: Christoph Winterhalter

Title: VP Business Development

Date: 6/12/2014

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Appendix A – Services
[Omitted]
[Appendix A to the Agreement was superceded in its entirety by Appendix A to the Second Amendment]

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Appendix B – Schedule
[Omitted]
[Appendix B to the Agreement was superceded in its entirety by Appendix A to the Second Amendment]

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Appendix C - Drug Substance and Drug Product Specifications

[*****]

[Three (3) pages omitted]

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AMENDMENT 1 TO THE
MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT

The Parties conclude this Amendment (this “Amendment”) to amend the Master Development and Manufacturing Services Agreement (the “Agreement”) made and entered into as of June, 11th, 2014 (the "Effective Date") with the contract number CCF7BA98-A366. This Amendment is entered into by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany ("Rentschler") and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA ("Dyax"). Rentschler and Dyax are referred to herein individually as a "Party" and collectively as the "Parties".
NOW, the Parties hereto amend the Agreement as follows:

1.    Section 9.3 (Payment) of the Agreement shall, henceforth, have the wording:
"Payment will be made in accordance with relevant mutually agreed upon Work Orders. All payments shall be made free and clear of and without deduction or deferment in respect of any disputes or claims whatsoever and/or as far as is legally possible in respect of any taxes imposed by or under the authority of any government or public authority. Payment must be made within [*****] calendar days of receipt by Dyax of a correct invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature. Payment shall be made in euros by wire transfer to the bank account designated by Rentschler.”

2.	No change or modification of this Amendment shall be valid or binding upon the Parties unless such change or modification is in writing and duly executed by the Parties.
3.    Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.
4.    This Amendment comes into force with the Effective Date of the Agreement.
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Signed on behalf of

Rentschler Biotechnologie GmbH

Date: 7/29/2014______________________

Signature: /s/Dr. Klaus Schoepe_________

Printed Name: Dr. Klaus Schoepe_____

Position: VP Project Management________

Date: 1/15/2015______________________ Signature: /s/Thomas Lottner___________ Printed Name: Thomas Lottner__________ Position: VP Commercial Management____
Signed on behalf of Dyax Corp. Date: 2/03/2015______________________ Signature: /s/Christopher Perley_________ Printed Name: Christopher Perley________ Position: SVP Technical Operations________	If second signature is required: Date: ______________________________ Signature: __________________________ Printed Name: _______________________ Position: ____________________________

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AMENDMENT 2 TO THE
MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT

The Parties conclude this Amendment (this “Amendment”) to amend the Master Development and Manufacturing Services Agreement (the “Agreement”) made and entered into as of June, 11th, 2014 (the "Effective Date") with the contract number CCF7BA98-A366. This Amendment is entered into by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany ("Rentschler") and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA ("Dyax"). Rentschler and Dyax are referred to herein individually as a "Party" and collectively as the "Parties".

NOW, the Parties hereto amend the Agreement as follows:

1.    Appendix A of the Agreement is hereby deleted in its entirety and replaced with the Appendix A in Attachment 1.
2.    The Parties have agreed that the reservation time for 1,000L production facilities (work packages 6 and 7a) is April 24th – June 21st 2015. The reservation time for the 2,000L production facility (work package 8) is July 26th – August 24th 2015.

3.	No change or modification of this Amendment shall be valid or binding upon the Parties unless such change or modification is in writing and duly executed by the Parties.
4.    Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.
5.    This Amendment comes into force with the Effective Date of the Agreement.
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Signed on behalf of

Rentschler Biotechnologie GmbH

Date: 1/15/2015_____________________

Signature: /s/Dr. Klaus Schoepe_________

Printed Name: Dr. Klaus Schoepe________

Position: VP Project Management_______

Date: 1/15/2015_______________________ Signature: /s/Thomas Lottner___________ Printed Name: Thomas Lottner__________ Position: VP Commercial Management____
Signed on behalf of Dyax Corp. Date: 2/03/2015______________________ Signature: /s/Christopher Perley________ Printed Name: Christopher Perley_______ Position: SVP Technical Operations______	If second signature is required: Date: ______________________________ Signature: __________________________ Printed Name: _______________________ Position: ____________________________

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Appendix A – Services and Schedule

[*****]

[Eighty-two (82) pages omitted]

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AMENDMENT 3 TO THE
MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT

The Parties conclude this Amendment (this “Amendment”) to amend the Master Development and Manufacturing Services Agreement (the “Agreement”) made and entered into as of June, 11th, 2014 (the "Effective Date") with the contract number CCF7BA98-A366. This Amendment is entered into by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany ("Rentschler") and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA ("Dyax"). Rentschler and Dyax are referred to herein individually as a "Party" and collectively as the "Parties".

NOW, the Parties hereto amend the Agreement as follows:

1.    Subsequent work packages under Appendix A of Amendment 2 will be replaced by the work packages described in this amendment under Appendix A:
WP 9: Optional: Scale-down and Virus Validation (Part 1)
WP 16 Mock Fermentation and Development of a Specific HCP-ELISA
WP 17: Filing Documents for Phase III
WP 19: Validation of a Specific HCP-ELISA
WP 32: Filing Documents for Market Authorization (MAA and BLA)
2.    Subsequent work packages under Appendix A of Amendment 2 will be taken out completely:
WP18: Optional: Genotypic Characterization of Master Cell Bank and Working Cell Bank
3.    Assignment of Work package 4, Scope Change 05 V2 is cancelled.
4.    No change or modification of this Amendment shall be valid or binding upon the Parties unless such change or modification is in writing and duly executed by the Parties.

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5.    Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.
6.    This Amendment comes into force with the Effective Date of the Agreement.
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Signed on behalf of

Rentschler Biotechnologie GmbH

Date: 4/23/2015______________________

Signature: /s/Dr. Klaus Schoepe_________

Printed Name: Dr. Klaus Schoepe________

Position: VP Project Management_______

Date: 4/23/2015_____________________ Signature: /s/Thomas Lottner___________ Printed Name: Thomas Lottner__________ Position: VP Commercial Management____
Signed on behalf of Dyax Corp. Date: 5/11/2015______________________ Signature: /s/Christopher Perley_________ Printed Name: Christopher Perley________ Position: SVP Technical Operations______	If second signature is required: Date: ______________________________ Signature: __________________________ Printed Name: _______________________ Position: ____________________________

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Appendix A – Services and Schedule

[*****]

[Seventeen (17) pages omitted]

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AMENDMENT 4 TO THE

MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT
The Parties conclude this Amendment (this “Amendment”) to amend the Master Development and Manufacturing Services Agreement (the “Agreement”) made and entered into as of June, 11th, 2014 (the “Effective Date”) with the contract number CCF7BA98-A366. This Amendment is entered into by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany (“Rentschler”) and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA (“Dyax”). Rentschler and Dyax are referred to herein individually as a “Party” and collectively as the “Parties”.
Now, the Parties wish to perform another project which is more fully described in the corresponding Work Orders. In consideration of the foregoing, the Parties agree to amend the Agreement as follows:

1.	The Agreement shall apply to all products related to which Rentschler performs development and/or manufacturing services for Dyax as described in a Work Order in accordance with the Agreement.

2.	Section 1. of the Agreement is hereby amended and reads as follows:
1.20 “Drug Product” or “DP” means the final finished dosage form of DX-2930 or any other product as defined in a Work Order produced by the filling process from Drug Substance.
1.22 “Drug Substance” or “DS” means the bulk purified recombinant protein DX-2930 or any other product as defined in a Work Order that is produced by cell culture and purification process from a MCB or WCB.
1.35 “Product” means all or any part of a product as defined in a Work Order (whether Drug Substance or Drug Product) manufactured (including any sample thereof), and includes all derivatives thereof.
1.49 “Working Cell Bank” or “WCB” and “Master Cell Bank” or “MCB” means the clonal cell line that has been designed and engineered to produce a recombinant protein which is further defined in a Work Order. A WCB or MCB can either be supplied to Rentschler by Dyax or be prepared by Rentschler as further defined in a Work Order.

3.	No change or modification of this Amendment shall be valid or binding upon the Parties unless such change or modification is in writing and duly executed by the Parties.

4.	Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

5.	This Amendment comes into force with the date of the first Work Order for a project other than DX-2930.
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Signed on behalf of Rentschler Biotechnologie GmbH Date: Signature: /s/Dr. Klaus Schoepe_________ Printed Name: Dr. Klaus Schoepe________ Position: VP Project Management_______	Date: Signature: /s/Thomas Lottner Printed Name: Thomas Lottner Position: VP Commercial Management
Signed on behalf of Dyax Corp. Date: Signature: /s/Burt Adelman Printed Name: Burt Adelman Position:	If second signature is required: Date: Signature: Printed Name: Position:

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AMENDMENT 5 TO THE
MASTER DEVELOPMENT & MANUFACTURING SERVICES AGREEMENT

The Parties conclude this Amendment (this “Amendment”) to amend the Master Development and Manufacturing Services Agreement (the “Agreement”) made and entered into as of June, 11th, 2014 (the "Effective Date") with the contract number CCF7BA98-A366. This Amendment is entered into by and between Rentschler Biotechnologie GmbH, a company organized under the laws of Germany, having a principle place of business at Erwin-Rentschler-Str. 21, 88471 Laupheim, Germany ("Rentschler") and Dyax Corp., a company organized under the laws of the State of Delaware, USA, having a principle place of business at 55 Network Drive, Burlington, Massachusetts, USA ("Dyax"). Rentschler and Dyax are referred to herein individually as a "Party" and collectively as the "Parties".

NOW, the Parties hereto amend the Agreement as follows:

1.    Subsequent work packages under Appendix A of Amendment 2 will be replaced by the work packages described in this amendment under Appendix A:
WP 6:     Scale-up and GMP-At-Risk run at 1,000 L Scale (1 Batch)
WP 12: Stability Study of Drug Substance (3 Batches) including Freeze/Thaw (1 Batch)
WP 14: Comparability Study (Drug Substance)
WP 28: Forced Degradation Study
2.    Section 3.3 and 3.4.2 of the Agreement are deleted.
3.    Section 4.4 is replaced by the following:
Disposition and Batch Record Review. Rentschler shall carry out Release or reject of each Batch of Drug Substance. On completion of Release of each Batch, and no later than [*****] Business Days following the performance of the final filtration and filling step of Drug Substance, Rentschler shall provide the Batch Record for such Batch to Dyax for review. Within [*****] Business Days following delivery of the complete Batch Record to Dyax, Dyax shall confirm in writing Dyax accepts Rentschler's findings detailed in the Batch Record, or shall submit a complaint in accordance with the Quality Agreement in the form annexed thereto. Dyax shall be taken to have accepted such Batch on the earlier of actual notification by Dyax of its acceptance of Rentschler's findings in the Batch Record or in the absence

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of notice of rejection of such findings or the Batch within [*****] Business Days from such delivery of the Batch Record. Should an error or omission have occurred, Rentschler shall have [*****] Business Days to correct same, after which the [*****] Business Day period for Dyax to review shall restart. For Drug Product release testing, the CoA will be provided no later than [*****] Business Days following recipient of the Drug Product vials.
4.    No change or modification of this Amendment shall be valid or binding upon the Parties unless such change or modification is in writing and duly executed by the Parties.
5.    Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.
6.    This Amendment comes into force with the Effective Date of the Agreement.
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Signed on behalf of

Rentschler Biotechnologie GmbH

Date: 8/27/2015______________________

Signature: /s/Dr. Christoph Winterhalter__

Printed Name: Dr. Christoph Winterhalter_

Position: VP Business Development______

Date: 8/27/2015_____________________ Signature: /s/Dr. Klaus Schoepe_________ Printed Name: Dr. Klaus Schoepe________ Position: VP Project Management_______
Signed on behalf of Dyax Corp. Date: 9/03/2015_____________________ Signature: /s/Christopher Perley________ Printed Name: Christopher Perley_______ Position: SVP Technical Operations______	If second signature is required: Date: ______________________________ Signature: __________________________ Printed Name: _______________________ Position: ____________________________

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Appendix A – Services and Schedule

[*****]

[Fourteen (14) pages omitted]

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